Available-for-sale debt security	12 Months Ended
Dec. 31, 2020
Debt Securities, Available-for-sale [Abstract]
Available-for-sale debt security

Convertible Loan with arago

On August 11, 2020 WISeKey entered into a convertible loan agreement with arago GmbH (“arago”) (the “arago First Convertible Loan”), a private German company leader in artificial intelligence automation, to acquire 5% of arago’s fully diluted share capital against an investment of CHF 5 million to be paid in five monthly installments of CHF 1 million starting August 12, 2020. The arago First Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey or arago could request conversion of the arago Second Convertible Loan into arago shares representing 5% of arago’s fully diluted share capital provided that either the full CHF 5 million was paid by WISeKey or that WISeKey had terminated the agreement. On August 12, 2020, WISeKey made an initial payment of CHF 1 million. On September 10, 2020, WISeKey terminated the arago First Convertible Loan and signed a new convertible loan agreement with arago on September 18, 2020 (the “arago Second Convertible Loan”).

Per arago Second Convertible Loan, WISeKey intends to acquire 5% of arago’s fully diluted share capital against an investment of CHF 5 million made up of the CHF 1 million paid on August 12, 2020 and four monthly installments of CHF 1 million starting September 18, 2020. The arago Second Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey or arago could request conversion of the arago Second Convertible Loan into arago shares representing 5% of arago’s fully diluted share capital once the full CHF 5 million was paid by WISeKey, or, should WISeKey terminate the agreement, the conversion shall take place within the next financing round of arago. On September 21, 2020, WISeKey made a payment of CHF 1 million. On October 09, 2020, WISeKey terminated the arago Second Convertible Loan and signed a new convertible loan agreement with arago on November 18, 2020 (the “arago Third Convertible Loan”).

Per arago Third Convertible Loan, WISeKey intends to acquire 51% of arago’s fully diluted share capital against (i) an investment of CHF 5 million made up of the CHF 1 million paid on August 12, 2020, the CHF 1 million paid on September 21, 2020 and three monthly installments of CHF 1 million starting November 20, 2020 subject to adjustment in accordance with arago’s working capital needs, and (ii) a guarantee on arago’s existing indebtedness. The arago Third Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey can request conversion of the arago Third Convertible Loan into arago shares representing 51% of arago’s fully diluted share capital at any time provided that the full CHF 5 million was paid by WISeKey and that WISeKey pays the nominal value of the newly issued shares in cash. In case WISeKey has not exercised its conversion right by December 31, 2020, arago can request the conversion at any time. WISeKey made three payments under the arago Third Convertible Loan as follows:

-	CHF 600,000 on November 20, 2020,

-	CHF 400,000 on December 01, 2020, and

-	CHF 400,000 on December 22, 2020 out of which arago returned EUR 300,000 (CHF 324,708 at historical rate) unrequired funds on December 30, 2020.

Therefore, as at December 31, 2020, WISeKey had paid a total of CHF 3,075,292 (USD 3,477,682) to arago under the arago Third Convertible Loan.

To determine the appropriate accounting treatment for our convertible debt investment, we performed a variable interest entity (“VIE”) analysis and concluded that arago does not meet the definition of a VIE. After we reviewed all of the terms of the investment, we concluded the appropriate accounting treatment to be that of an available-for-sale debt security.

The investment is carried at fair value with unrealized holding gains and losses excluded from earnings and reported in other comprehensive income. We estimate the fair value of our investment at each reporting date by utilizing an option pricing model, as well as a present value of expected cash flows from the debt security utilizing the risk-free rate and the estimated credit spread as of the valuation date as the discount rate. The valuation analysis utilizes certain key assumptions such as the estimated credit spread, the expected life of the option, and the valuation of arago all of which are significant unobservable inputs and thus represent a Level 3 measurement within the fair value hierarchy. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of the investment, which would result in different impacts to our consolidated balance sheet and comprehensive income. Actual results may differ from our estimates. The fair value of the convertible debt investment is recorded in debt securities, at fair value on our consolidated balance sheets.

The table below sets forth the changes in the balance of the convertible debt investment for the years ended December 31, 2020 and 2019.

Available-for sale debt security	USD'000
Balance as at December 31, 2018	-
Balance as at December 31, 2019	-
Available-for sale debt security acquired in the year	3,805
Change in unrealized gains related to available-for-sale debt securities recorded in other comprehensive income	5,385
Balance as at December 31, 2020	9,190